EXHIBIT 99.1

   Accrued Interest Date:                              Collection Period Ending:
   25-Feb-05                                                          28-Feb-05

   Distribution Date:         BMW VEHICLE OWNER TRUST 2004-A           Period #
   25-Mar-05                  ------------------------------                 10

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   Balances
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

                                                                                 Initial         Period End
      Receivables                                                         $1,500,120,934     $1,010,299,115
      Reserve Account                                                         $9,683,915        $17,561,554
      Yield Supplement Overcollateralization                                 $10,287,158         $6,780,982
      Class A-1 Notes                                                       $313,000,000                 $0
      Class A-2 Notes                                                       $417,000,000       $243,684,356
      Class A-3 Notes                                                       $470,000,000       $470,000,000
      Class A-4 Notes                                                       $256,312,000       $256,312,000
      Class B Notes                                                          $33,521,000        $33,521,000

   Current Collection Period
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      Beginning Receivables Outstanding                                   $1,052,557,943
      Calculation of Total Distribution Amount
          Regular Principal Distributable Amount
             Receipts of Scheduled Principal                                 $25,038,960
             Receipts of Pre-Paid Principal                                  $16,543,614
             Liquidation Proceeds                                               $424,049
             Principal Balance Allocable to Gross Charge-offs                   $252,206
          Total Receipts of Principal                                        $42,258,829

          Interest Distribution Amount
             Receipts of Interest                                             $3,748,803
             Servicer Advances                                                  $215,239
             Reimbursement of Previous Servicer Advances                              $0
             Accrued Interest on Purchased Receivables                                $0
             Recoveries                                                          $16,547
             Net Investment Earnings                                             $29,386
          Total Receipts of Interest                                          $4,009,976

          Release from Reserve Account                                                $0

      Total Distribution Amount                                              $46,016,598

      Ending Receivables Outstanding                                      $1,010,299,115

   Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                   $300,328
      Current Period Servicer Advance                                           $215,239
      Current Reimbursement of Previous Servicer Advance                              $0
      Ending Period Unreimbursed Previous Servicer Advances                     $515,567

   Collection Account
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      Deposits to Collection Account                                         $46,016,598
      Withdrawals from Collection Account
          Servicing Fees                                                        $877,132
          Class A Noteholder Interest Distribution                            $2,202,357
          First Priority Principal Distribution                                       $0
          Class B Noteholder Interest Distribution                               $98,328
          Regular Principal Distribution                                     $41,939,221
          Reserve Account Deposit                                                     $0
          Unpaid Trustee Fees                                                         $0
          Excess Funds Released to Depositor                                    $899,561
      Total Distributions from Collection Account                            $46,016,598


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   Excess Funds Released to the Depositor
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          Release from Reserve Account                                          $733,936
          Release from Collection Account                                       $899,561
      Total Excess Funds Released to the Depositor                            $1,633,498

   Note Distribution Account
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      Amount Deposited from the Collection Account                           $44,239,906
      Amount Deposited from the Reserve Account                                       $0
      Amount Paid to Noteholders                                             $44,239,906

   Distributions
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      Monthly Principal Distributable Amount                             Current Payment     Ending Balance   Per $1,000      Factor
      Class A-1 Notes                                                                 $0                 $0       $0.00        0.00%
      Class A-2 Notes                                                        $41,939,221       $243,684,356     $100.57       58.44%
      Class A-3 Notes                                                                 $0       $470,000,000       $0.00      100.00%
      Class A-4 Notes                                                                 $0       $256,312,000       $0.00      100.00%
      Class B Notes                                                                   $0        $33,521,000       $0.00      100.00%

      Interest Distributable Amount                                      Current Payment         Per $1,000
      Class A-1 Notes                                                                 $0              $0.00
      Class A-2 Notes                                                           $447,477              $1.07
      Class A-3 Notes                                                         $1,045,750              $2.23
      Class A-4 Notes                                                           $709,130              $2.77
      Class B Notes                                                              $98,328              $2.93



   Carryover Shortfalls
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                                                                                   Prior
                                                                              Period Carryover  Current Payment   Per $1,000
      Class A-1 Interest Carryover Shortfall                                          $0                 $0          $0
      Class A-2 Interest Carryover Shortfall                                          $0                 $0          $0
      Class A-3 Interest Carryover Shortfall                                          $0                 $0          $0
      Class A-4 Interest Carryover Shortfall                                          $0                 $0          $0
      Class B Interest Carryover Shortfall                                            $0                 $0          $0


   Receivables Data
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                                                                        Beginning Period         Ending Period
      Number of Contracts                                                         54,784             53,781
      Weighted Average Remaining Term                                              41.86              40.99
      Weighted Average Annual Percentage Rate                                      4.70%              4.70%

      Delinquencies Aging Profile End of Period                            Dollar Amount         Percentage
          Current                                                           $926,339,249             91.69%
          1-29 days                                                          $71,254,527              7.05%
          30-59 days                                                         $10,593,327              1.05%
          60-89 days                                                          $1,084,859              0.11%
          90-119 days                                                           $478,727              0.05%
          120-149 days                                                          $548,425              0.05%
          Total                                                           $1,010,299,115            100.00%
          Delinquent Receivables +30 days past due                           $12,705,338              1.26%


      Write-offs
          Gross Principal Write-Offs for Current Period                         $252,206
          Recoveries for Current Period                                          $16,547
          Net Write-Offs for Current Period                                     $235,659

          Cumulative Realized Losses                                          $2,080,617


      Repossessions                                                        Dollar Amount              Units
          Beginning Period Repossessed Receivables Balance                    $1,797,377                 78
          Ending Period Repossessed Receivables Balance                       $1,762,676                 80
          Principal Balance of 90+ Day Repossessed Vehicles                     $222,077                 11



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   Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                        $7,100,590
      Beginning Period Amount                                                 $7,100,590
      Ending Period Required Amount                                           $6,780,982
      Current Period Release                                                    $319,608
      Ending Period Amount                                                    $6,780,982
      Next Distribution Date Required Amount                                  $6,468,416

   Reserve Account
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      Beginning Period Required Amount                                       $18,295,490
      Beginning Period Amount                                                $18,295,490
      Net Investment Earnings                                                    $29,386
      Current Period Deposit                                                          $0
      Current Period Release to Collection Account                                    $0
      Current Period Release to Depositor                                       $733,936
      Ending Period Required Amount                                          $17,561,554
      Ending Period Amount                                                   $17,561,554

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